PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Receivable from processing agencies	$ 1,386	$ 2,460
Prepayment to suppliers	838	11,880
Rental deposits and prepaid rents	268	211
Deferred expense	686	341
Others	2,633	804
Total	$ 5,811	$ 15,696